Exhibit 12.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

         Companhia Brasileira de Distribuicao (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended 2003 (the "Report").

         I, Eneas Cesar Pestana Neto, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Eneas Cesar Pestana Neto
Eneas Cesar Pestana Neto
Acting Chief Financial Officer
June 21, 2004



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.